UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
FORT LAUDERDALE DIVISION

IN RE:	I	**CASE NUMBER**
	I	**12-19084-RBR**
SMF Energy Corporation	I	
DEBTOR.	I	**JUDGE: Raymond B. Ray**
	I	
	I	**CHAPTER 11**
	I	

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM 09/1/2012 TO 09/30/2012

Comes now the above named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

____
Attorney for Debtor's Signature

Debtor's Address
and Phone Number:
c/o Soneet R. Kapila, CRO
200 W. Cypress Creek Road
Suite 400
Ft. Lauderdale, Fl 33009

Attorney's Address
and Phone Number:
Genovese Joblove & Battista, P.A.
200 East Broward Blvd.
Suite 1100
Ft. Lauderdale, FL 33301
(954) 453-8000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.
1) Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING 09/1/2012 AND ENDING 09/30/2012

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Date of Petition: April 15, 2012

			CURRENT MONTH		CUMULATIVE PETITION TO DATE	
1.	**FUNDS AT BEGINNING OF PERIOD**		$ 6,074,803.37	(a)	$ 91,372.14	(b)
2.	**RECEIPTS:**					
	A.	Cash Sales	-		-	
		Minus: Cash Refunds	-		-	
		Net Cash Sales	-		-	
	B.	Accounts Receivable	34,292.60		13,153,935.22	
	C.	Other Receipts (*See MOR-3*)	85,850.34		20,223,897.67	
	(If you receive rental income, you must attach rent roll.)					
3.	**TOTAL RECEIPTS (Lines 2A+2B+2C)**		120,142.94		33,377,832.89	
4.	**TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)**		6,194,946.31		33,469,205.03	
5.	**DISBURSEMENTS**					
	A.	Advertising	-		-	
	B.	Bank Charges	3,197.71		31,724.57	
	C.	Contract Labor	10,020.50		80,126.56	
	D.	Fixed Asset Payments (not incl. in "N")	-		-	
	E.	Insurance	-		347,363.15	
	F.	Inventory Payments (*See Attach. 2*)	-		169,025.25	
	G.	Leases	-		21,689.09	
	H.	Manufacturing Supplies	-		-	
	I.	Office Supplies	252.47		22,768.82	
	J.	Payroll - Net (*See Attachment 4B*)	-		802,267.41	
	K.	Professional Fees (Accounting & Legal)	26,003.55		1,614,045.10	
	L.	Rent	7,864.35		213,029.32	
	M.	Repairs & Maintenance	-		4,018.99	
	N.	Secured Creditor Payments (*See Attach. 2*)	-		11,096,111.67	
	O.	Taxes Paid - Payroll (*See Attachment 4C*)	-		152,350.12	
	P.	Taxes Paid - Sales & Use (*See Attachment 4*C)	-		591,058.47	
	Q.	Taxes Paid - Other (*See Attachment 4C*)	-		51.05	
	R.	Telephone	510.91		26,743.65	
	S.	Travel & Entertainment	-		20,472.62	
	Y.	U.S. Trustee Quarterly Fees	-		20,975.00	
	U.	Utilities	-		3,717.23	
	V.	Vehicle Expenses	-		520,000.00	
	W.	Other Operating Expenses (*See MOR-3*)	4,175.47		11,588,745.61	
6.	**TOTAL DISBURSEMENTS (*Sum of 5A thru W*)**		52,024.96		27,326,283.68	
7.	**ENDING BALANCE (*Line 4 Minus Line 6*) [NOTE 1]**		$ 6,142,921.35	(c)	$ 6,142,921.35	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 22nd day of October, 2012

/s/ Soneet R. Kapila

Soneet R. Kapila, Chief Restructuring Officer

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)These two amounts will always be the same if form is completed correctly.

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Refunds	$ 85,722.30	$ 292,664.04
Rejected wires	128.04	1,198,261.65
Intercompany - SMF	-	7,891,276.27
Intercompany - H&W	-	29,190.31
Proceeds from sale of assets	-	10,742,187.90
Intercompany - SSI	-	-
Auction proceeds	-	70,317.50
	-	-
	-	-
	-	-
TOTAL OTHER RECEIPTS	$ 85,850.34	$ 20,223,897.67

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties, directors, related corporations, etc.) Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
401K	$ 1,000.00	$ 9,637.33
Credit card fees	121.04	2,612.56
Deposit to Escrow for H&W Sale	-	2,500.00
Intercompany - SMF	-	9,141,445.28
Intercompany - H&W	343.90	1,984,050.59
Intercompany - SSI	256.15	6,957.51
ADP payroll fees	523.85	73,775.59
Auction expense	-	4,500.00
Copy services	-	4,113.01
Misc. other disbursements	-	27,571.59
Other Expenses - Wells Fargo admin fee reserve	-	300,000.00
IT services / Computer storage services	1,856.46	21,982.81
Employee reimbursement	74.07	419.39
Petty cash (employee reimb.)	-	9,179.95
TOTAL OTHER DISBURSEMENTS	$ 4,175.47	$ 11,588,745.61

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

SMF Energy Corporation, Inc.

Operating Results

June 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.

	STR	SSI	H&W	Realty	Elimination	SMF Energy
Petroleum product sales and service revenues	$0	$0	$229,294	$0	$0	$229,294
Petroleum product taxes	0	0	8,668	0	0	8,668
Total revenues	0	0	237,962	0	0	237,962
Cost of petroleum product sales and service	447,760	-14,666	496,122	0	0	929,216
Petroleum product taxes	0	0	8,668	0	0	8,668
Total cost of sales	447,760	-14,666	504,790	0	0	937,884
Gross profit	-447,760	14,666	-266,828	0	0	-699,922
Selling, general and administrative expenses	2,014,530	319	64,593	0	0	2,079,442
Executive retirement and related transition expenses	0	0	0	0	0	0
Operating income (loss)	-2,462,290	14,347	-331,421	0	0	-2,779,365
Interest expense	-242,876	-3,000	-55,605	0	23,000	-278,481
Interest and other income, net	3,282,551	-396,780	-484,363	0	-23,000	2,378,408
Income (Loss) before income taxes	577,385	-385,433	-871,389	0	0	-679,438
Income tax benefit (expense)	0	0	-8,667	0	0	-8,667
Net Income (loss)	$577,385	-$385,433	-$880,056	$0	$0	-$688,104

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company's Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company's resources and obligations in such a liquidation. It would measure the items in the company's financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company's assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

SMF Energy Corporation, Inc.
Balance Sheet
as of June 30, 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.

	STR	SSI	H&W	Realty	Elimination	SMF Energy
ASSETS						
Current assets:						
Cash and cash equivalents	$6,657,738	$0	$9,235,049	$0	$0	$15,892,787
Accounts receivable, net	994,727	0	2,209,297	0	0	3,204,024
Inventories, net	0	0	0	0	0	0
Prepaid expenses and other current assets	129,120	0	2,336	0	0	131,456
Total current assets	**7,781,586**	**0**	**11,446,682**	**0**	**0**	**19,228,268**
Property and equipment, net	979,825	0	4,600	66,679	0	1,051,103
Inter-company	745,503,056	111,384,191	610,958,147	0	-1,467,845,393	0
Identifiable intangible assets, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred debt costs, net	0	0	0	0	0	0
Other assets	67,442	0	2,300	0	0	69,742
Total assets	**754,331,909**	**111,384,191**	**622,411,728**	**66,679**	**-1,467,845,393**	**20,349,113**
LIABILITIES AND SHAREHOLDERS' EQUITY						
Current liabilities:						
Line of credit payable - Current	$0	$0	$0	$0	$0	$0
Current portion of term loan/mtg	0	0	0	0	0	0
Accounts payable	12,780,984	4,878	1,594,129	0	0	14,379,992
Accrued expenses and other liabilities	807,840	0	387,017	0	0	1,194,856
Total current liabilities	**13,588,824**	**4,878**	**1,981,146**	**0**	**0**	**15,574,848**
Long-term liabilities:						
Term loan/mtg, net of current portion	0	0	0	0	0	0
Promissory note	800,000	0	0	0	0	800,000
Inter-company	717,877,077	106,847,625	632,453,377	88,979	-1,457,267,058	0
Other long-term liabilities	59,240	0	998	0	0	60,239
Total liabilities	**732,325,142**	**106,852,503**	**634,435,521**	**88,979**	**-1,457,267,058**	**16,435,087**
Contingencies						
Shareholders' equity:						
Preferred stock, $0.01 par value; 5,000 Series D shares authorized	5	0	0	0	0	5
Common stock, $0.01 par value; 50,000,000 shares authorized	84,320	1	0	0	0	84,321
Additional paid-in capital	36,260,788	6,607,548	3,970,788	0	-10,578,336	36,260,788
Accumulated deficit	-14,338,345	-2,075,861	-15,994,582	-22,300	0	-32,431,088
Total shareholders' equity	**22,006,768**	**4,531,688**	**-12,023,794**	**-22,300**	**-10,578,336**	**3,914,026**
Total liabilities and shareholders' equity	**754,331,909**	**111,384,191**	**622,411,728**	**66,679**	**-1,467,845,393**	**20,349,113**

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company's Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company's resources and obligations in such a liquidation. It would measure the items in the company's financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company's assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

ACCOUNTS RECEIVABLE AT PETITION DATE: $ 11,505,148.43

ACCOUNTS RECEIVABLE RECONCILIATION

(include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance:	$	1,169,303.57	(a)
PLUS: Current Month New Billings	$	18,500.00	
MINUS: Collections During the Month	$	(34,292.60)	(b)
PLUS/MINUS: Adjustments of Write-offs			*
End of Month Balance	$	1,153,510.97	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total amount for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total	
$ (69.57)	$ (4,155.18)	$ (2,023.19)	$ 1,159,758.91	$ 1,153,510.97	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)
See attached		

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b) This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c) These two amounts must equal.

SMF Energy Corp.

A/R Aging - September 30, 2012

Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	COLLECTIONS	$19,992.03	$0.00	$0.00	$0.00	$0.00	$19,992.03
[redacted]	NET 10	$0.60	$0.00	$0.00	$0.00	$0.00	$0.60
[redacted]	Net 30	($501.96)	$0.00	$0.00	$0.00	$0.00	($501.96)
[redacted]	Net 30	($240.00)	$0.00	$0.00	$0.00	($240.00)	$0.00
[redacted]	Net 45	$35,580.16	$0.00	$0.00	$0.00	$0.00	$35,580.16
[redacted]	Net 45	$162,859.46	$0.00	$0.00	$0.00	$0.00	$162,859.46
[redacted]	Net 45	$413,060.73	$0.00	$0.00	$0.00	$0.00	$413,060.73
[redacted]	NET 10	$2,000.00	$0.00	$0.00	$0.00	$0.00	$2,000.00
[redacted]	NET 10	$1,501.31	$0.00	$0.00	$0.00	$0.00	$1,501.31
[redacted]	NET 10	($727.73)	$0.00	$0.00	($727.73)	$0.00	$0.00
[redacted]	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
[redacted]	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
[redacted]	BANKRUPTCY	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
[redacted]	NET 10	$1,318.40	$0.00	$0.00	$0.00	$0.00	$1,318.40
[redacted]	COLLECTIONS	$17,618.82	$0.00	$0.00	$0.00	$0.00	$17,618.82
[redacted]	NET 30 DAYS	$75.00	$0.00	$0.00	$0.00	$0.00	$75.00
[redacted]	NET 30 DAYS	($150.00)	$0.00	$0.00	$0.00	$0.00	($150.00)
[redacted]	Net 10	$528.67	$0.00	$0.00	$0.00	$0.00	$528.67
[redacted]	NET 10	$260.09	$0.00	$0.00	$0.00	$0.00	$260.09
[redacted]	NET 30	$25.77	$0.00	$0.00	$0.00	$0.00	$25.77
[redacted]	NET 30	($285.00)	$0.00	$0.00	$0.00	$0.00	($285.00)
[redacted]	NET 10	$21,855.40	$0.00	$0.00	$0.00	$0.00	$21,855.40
[redacted]	NET 20 DAYS	$224.23	$0.00	$0.00	$0.00	$0.00	$224.23
[redacted]	NET 20 DAYS	$1,138.38	$0.00	$0.00	$0.00	$0.00	$1,138.38
[redacted]	NET 20 DAYS	$3,937.04	$0.00	$0.00	$0.00	$0.00	$3,937.04
[redacted]	NET 20 DAYS	$5,050.37	$0.00	$0.00	$0.00	$0.00	$5,050.37
[redacted]	NET 20 DAYS	$17,730.07	$0.00	$0.00	$0.00	$0.00	$17,730.07
[redacted]	NET 10	$10,904.83	$0.00	$0.00	$0.00	$0.00	$10,904.83
[redacted]	NET 10	$1,949.35	$0.00	$0.00	$0.00	$0.00	$1,949.35

SMF Energy Corp.
A/R Aging - September 30, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	COLLECTIONS	$314.21	$0.00	$0.00	$0.00	$0.00	$314.21
[redacted]	COLLECTIONS	$3,987.29	$0.00	$0.00	$0.00	$0.00	$3,987.29
[redacted]	COLLECTIONS	$169.63	$0.00	$0.00	$0.00	$0.00	$169.63
[redacted]	NET 10	($1,528.27)	$0.00	($1,528.27)	$0.00	$0.00	$0.00
[redacted]	NET 30 DAYS	$607.56	$0.00	$0.00	$0.00	$0.00	$607.56
[redacted]	NET 30 DAYS	($100.00)	$0.00	$0.00	$0.00	$0.00	($100.00)
[redacted]	COLLECTIONS	$53,273.52	$0.00	$0.00	$0.00	$0.00	$53,273.52
[redacted]	COLLECTIONS	$5,067.77	$0.00	$0.00	$0.00	$0.00	$5,067.77
[redacted]	NET 10	$4,965.78	$0.00	$0.00	$0.00	$0.00	$4,965.78
[redacted]	NET 10	$34,931.57	$0.00	$0.00	$0.00	$0.00	$34,931.57
[redacted]	COLLECTIONS	$805.91	$0.00	$0.00	$0.00	$0.00	$805.91
[redacted]	NET 10	$362.64	$0.00	$0.00	$0.00	$0.00	$362.64
[redacted]	COLLECTIONS	$8,514.15	$0.00	$0.00	$0.00	$0.00	$8,514.15
[redacted]	NET 10	$26,353.63	$0.00	$0.00	$0.00	$0.00	$26,353.63
[redacted]	NET 30 DAYS	($343.36)	$0.00	$0.00	$0.00	$0.00	($343.36)
[redacted]	NET 10	$476.00	$0.00	$0.00	$0.00	$0.00	$476.00
[redacted]	NET 10	$911.64	$0.00	$0.00	$0.00	$0.00	$911.64
[redacted]	NET 10	$12,342.92	$0.00	$0.00	$0.00	$0.00	$12,342.92
[redacted]	C.O.D/ CREDIT CARD	($791.16)	$0.00	$0.00	$0.00	$0.00	($791.16)
[redacted]	NET 10	$2,354.51	$0.00	$0.00	$0.00	$0.00	$2,354.51
[redacted]	NET 10	($2,443.77)	$0.00	($2,443.77)	$0.00	$0.00	$0.00
[redacted]	COLLECTIONS	$27,134.24	$0.00	$0.00	$0.00	$0.00	$27,134.24
[redacted]	Net 30	($500.00)	$0.00	$0.00	$0.00	($500.00)	$0.00
[redacted]	NET 10	$173.69	$0.00	$0.00	$0.00	$0.00	$173.69
[redacted]	NET 10	$720.51	$0.00	$0.00	$0.00	$0.00	$720.51
[redacted]	NET 10	$15.43	$0.00	$0.00	$0.00	$0.00	$15.43
[redacted]	NET 10	$172.52	$0.00	$0.00	$0.00	$0.00	$172.52
[redacted]	NET 10	$3,624.96	$0.00	$0.00	$0.00	$0.00	$3,624.96
[redacted]	NET 10	$91.62	$0.00	$0.00	$0.00	$0.00	$91.62

SMF Energy Corp.
A/R Aging - September 30, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	NET 30 DAYS	$1,005.35	$0.00	$0.00	$0.00	$0.00	$1,005.35
[redacted]	NET 10	$869.69	$0.00	$0.00	$0.00	$0.00	$869.69
[redacted]	NET 10	$14.62	$0.00	$0.00	$0.00	$0.00	$14.62
[redacted]	NET 10	$93.59	$0.00	$0.00	$0.00	$0.00	$93.59
[redacted]	NET 10	$725.89	$0.00	$0.00	$0.00	$0.00	$725.89
[redacted]	NET 10	($63.65)	$0.00	$0.00	$0.00	$0.00	($63.65)
[redacted]	NET 30 DAYS	$2,381.37	$0.00	$0.00	$0.00	$0.00	$2,381.37
[redacted]	NET 10	$3,935.84	$0.00	$0.00	$0.00	$0.00	$3,935.84
[redacted]	NET 10	$20,864.16	$0.00	$0.00	$0.00	$0.00	$20,864.16
[redacted]	NET 30 DAYS	($69.57)	($69.57)	$0.00	$0.00	$0.00	$0.00
[redacted]	NET 10	$4,427.35	$0.00	$0.00	$0.00	$0.00	$4,427.35
[redacted]	NET 10	$50,715.66	$0.00	$0.00	$0.00	$0.00	$50,715.66
[redacted]	NET 30 DAYS	$762.26	$0.00	$0.00	$0.00	$0.00	$762.26
[redacted]	NET 30 DAYS	$896.24	$0.00	$0.00	$0.00	$0.00	$896.24
[redacted]	NET 10	$50.95	$0.00	$0.00	$0.00	$0.00	$50.95
[redacted]	NET 10	$74,642.53	$0.00	$0.00	$0.00	$0.00	$74,642.53
[redacted]	COLLECTIONS	$3,489.59	$0.00	$0.00	$0.00	$0.00	$3,489.59
[redacted]	COLLECTIONS	$5,617.92	$0.00	$0.00	$0.00	$0.00	$5,617.92
[redacted]	Credit Card	$822.13	$0.00	$0.00	$0.00	$0.00	$822.13
[redacted]	Legal	$5,836.04	$0.00	$0.00	$0.00	$0.00	$5,836.04
[redacted]	NET 10	$1,696.26	$0.00	$0.00	$0.00	$0.00	$1,696.26
[redacted]	NET 10	($100.00)	$0.00	$0.00	$0.00	$0.00	($100.00)
[redacted]	Net 30	($145.00)	$0.00	$0.00	$0.00	$0.00	($145.00)
[redacted]	NET 10	$3,631.37	$0.00	$0.00	$0.00	$0.00	$3,631.37
[redacted]	Net 30	$225.00	$0.00	$0.00	$0.00	$0.00	$225.00
[redacted]	Net 30	($325.00)	$0.00	$0.00	$0.00	($325.00)	$0.00
[redacted]	Net 30	($250.00)	$0.00	$0.00	$0.00	($250.00)	$0.00
[redacted]	Net 30	$761.95	$0.00	$0.00	$0.00	$0.00	$761.95
[redacted]	Net 30	($235.00)	$0.00	$0.00	$0.00	$0.00	($235.00)

SMF Energy Corp.
A/R Aging - September 30, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	Legal	$2,050.00	$0.00	$0.00	$0.00	$0.00	$2,050.00
[redacted]	NET 30	($1,035.00)	$0.00	$0.00	($1,035.00)	$0.00	$0.00
[redacted]	NET 10	($8,105.70)	$0.00	$0.00	$0.00	$0.00	($8,105.70)
[redacted]	NET 30	($61.92)	$0.00	$0.00	$0.00	$0.00	($61.92)
[redacted]	NET 10	$360.86	$0.00	$0.00	$0.00	$0.00	$360.86
[redacted]	NET 30 DAYS	$24,672.96	$0.00	$0.00	$0.00	$0.00	$24,672.96
[redacted]	NET 30 DAYS	$17,218.79	$0.00	$0.00	$0.00	$0.00	$17,218.79
[redacted]	NET 30 DAYS	$16,957.25	$0.00	$0.00	$0.00	$0.00	$16,957.25
[redacted]	COLLECTIONS	$27,491.86	$0.00	$0.00	$0.00	$0.00	$27,491.86
[redacted]	Net 30	$580.00	$0.00	$0.00	$0.00	$0.00	$580.00
[redacted]	Net 30	$295.00	$0.00	$0.00	$0.00	$0.00	$295.00
[redacted]	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
[redacted]	NET 10	($479.41)	$0.00	$0.00	$0.00	$0.00	($479.41)
[redacted]	NET 20 DAYS	$14.82	$0.00	$0.00	$0.00	$0.00	$14.82
[redacted]	NET 20 DAYS	$0.23	$0.00	$0.00	$0.00	$0.00	$0.23
[redacted]	NET 10	($98.81)	$0.00	$0.00	$0.00	$0.00	($98.81)
[redacted]	NET 10	$292.53	$0.00	$0.00	$0.00	$0.00	$292.53
[redacted]	NET 10	($1,513.19)	$0.00	$0.00	$0.00	$0.00	($1,513.19)
[redacted]	Net 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
[redacted]	DO NOT SELL	$707.77	$0.00	$0.00	$0.00	$0.00	$707.77
[redacted]	NET 10	($6,154.47)	$0.00	($183.14)	($260.46)	$0.00	($5,710.87)
[redacted]	NET 20 DAYS	$677.63	$0.00	$0.00	$0.00	$0.00	$677.63
[redacted]	NET 20 DAYS	$12.31	$0.00	$0.00	$0.00	$0.00	$12.31
[redacted]	NET 20 DAYS	$0.40	$0.00	$0.00	$0.00	$0.00	$0.40
[redacted]	NET 10	($411.06)	$0.00	$0.00	$0.00	$0.00	($411.06)
[redacted]	NET 10	$145.22	$0.00	$0.00	$0.00	$0.00	$145.22
[redacted]	Net 30	($306.27)	$0.00	$0.00	$0.00	($306.27)	$0.00
[redacted]	NET 10	$699.78	$0.00	$0.00	$0.00	$0.00	$699.78
[redacted]	NET 10	($157.93)	$0.00	$0.00	$0.00	$0.00	($157.93)

SMF Energy Corp.

A/R Aging - September 30, 2012

Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	NET 20 DAYS	$8.62	$0.00	$0.00	$0.00	$0.00	$8.62
TOTAL		$1,153,510.97	($69.57)	($4,155.18)	($2,023.19)	($1,621.27)	$1,161,380.18

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
				$ -
See attached				-
				-
				-
				-
				-
				-
TOTAL AMOUNT				$ - (b)

☐ **Check here is pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.**

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only):

Opening balance	$ 145,291.40 (a)
PLUS: New Indebtedness Incurred This Month	341,404.27
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	(51,424.91)
	-
PLUS/MINUS: Adjustments	-
Ending Month Balance	$ 435,270.76 *

* July 2012 professional fee invoices are not included in this balance.

The previous month MOR included pre-petition A/P and this adjustment corrects the A/P to include only post-petition activity.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
None				
TOTAL		$ - (d)		

(a) This number is carried from last month's report. For the first report only, this number will be zero.

(b,c)The total of line (b) must equal line (c).

(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of September 30, 2012

PRELIMINARY DRAFT as of October 15, 2012:
This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Document Date	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
Holland & Knight, LLP	7/10/2012	7/10/2012	$ -		$ 867.30	$ -	$ 867.30
Holland & Knight, LLP	6/30/2012	6/30/2012	-	-		3,870.70	3,870.70
Holland & Knight, LLP	8/7/2012	8/7/2012	-	18.00	-	-	18.00
Holland & Knight, LLP	8/17/2012	8/17/2012	-	1,111.30	-	-	1,111.30
De La Hoz & Associates, PA	6/30/2012	6/30/2012	-	-	-	563.00	563.00
De La Hoz & Associates, PA	7/31/2012	7/31/2012		-	252.00	-	252.00
Kapila & Company	6/30/2012	6/30/2012	-	-	-	40,771.32	40,771.32
Kapila & Company	7/31/2012	7/31/2012	-	-	30,536.96	-	30,536.96
Shutts & Bowen, LLP	7/11/2012	8/11/2012	-	1,500.00	-	-	1,500.00
Shutts & Bowen, LLP	8/15/2012	8/15/2012	-	1,500.00	-	-	1,500.00
Ehrenstein, Charbonneau, Calderin	7/11/2012	7/11/2012	-	-	6,773.90	-	6,773.90
Ehrenstein, Charbonneau, Calderin	8/14/2012	8/14/2012	-	6,075.60	-	-	6,075.60
Ehrenstein Charbonneau Calderin	8/31/2012	9/30/2012	38,067.54	-	-	-	38,067.54
Genovese Joblove Battista	7/31/2012	7/31/2012	-	-	26,092.90	-	26,092.90
Genovese Joblove Battista	7/31/2012	7/31/2012	-	-	4,769.20	-	4,769.20
Genovese Joblove Battista	8/10/2012	8/10/2012	-	16,144.70	-	-	16,144.70
Bast Amron LLP	8/13/2012	8/13/2012	-	2,346.30	-	-	2,346.30
Kapila & Company	8/31/2012	9/30/2012	85,052.01	-	-	-	85,052.01
Genovese Joblove Battista	9/18/2012	10/18/2012	95,071.92	-	-	-	95,071.92
Shutts & Bowen	9/15/2012	10/15/2012	8,260.08	-	-	-	8,260.08
De La Hoz & Associates, P.A.	8/31/2012	9/30/2012	1,885.00	-			1,885.00
Ehrenstein Charboneau Calderin	8/31/2012	9/30/2012	6,733.00	-			6,733.00
Holland & Knight	9/11/2012	10/11/2012	482.50				482.50
BastAmron LLP	9/6/2012	10/6/2012	25,030.30				25,030.30

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of September 30, 2012

PRELIMINARY DRAFT as of October 15, 2012:
This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Document Date	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
Christine Watters	9/30/2012	9/30/2012	360.00				360.00
Tim Shaw	9/30/2012	9/30/2012	1,320.00				1,320.00
Katherine Sutton	9/30/2012	9/30/2012	820.00				820.00
Folio Investments, Inc.	1/6/2012	2/5/2012				13.50	13.50
FedEx	9/18/2012	10/18/2012	69.68				69.68
FedEx	9/25/2012	10/25/2012	19.94				19.94
Katherine Sutton	9/17/2012	9/17/2012	10.00				10.00
Eula Reeves	9/30/2012	9/30/2012	105.00				105.00
Ehrenstein Charboneau Calderin	8/31/2012	9/30/2012	6,733.00				6,733.00
Peak 10	9/1/2012	10/1/2012	1,856.45	-	-	-	1,856.45
Andrews International, Inc.	8/15/2012	9/14/2012	10,300.06	-	-	-	10,300.06
Andrews International, Inc.	9/10/2012	10/10/2012	9,887.60	-	-	-	9,887.60
			$ 292,064.08	$ 28,695.90	$ 69,292.26	$ 45,218.52	$ 435,270.76

ATTACHMENT 3

INVENTORY AND FIXED ASSET REPORT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$ -	
INVENTORY RECONCILIATION:		
Inventory Balance at Beginning of Month	$ -	(a)
PLUS: Inventory Purchased During Month	$ -	
MINUS: Inventory Used or Sold	$ -	
PLUS/MINUS: Adjustments or Write-downs	$ -	*
Inventory on Hand at End of Month	$ -	

METHOD OF COSTING INVENTORY: FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory
0.00%	0.00%	0.00%	0.00%	=	0% *

*Aging Percentages must equal 100%

☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: $ 3,744,475 (b)

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION: (First Report Only): Vehicles, furnishings, office equipment, machinery, etc.

FIXED ASSETS RECONCILIATION:		
Fixed Asset Book Value at Beginning of Month	$ -	(a)(b)
MINUS: Depreciation Expense	$ -	
PLUS: New purchases	$ -	
PLUS/MINUS: Adjustments or Write-downs	$ -	*
Ending Monthly Balance	$ -	

* An auction was conducted on 7/19/12 where all remaining furnishings and office equipment were sold. Accordingly, the remaining balance of fixed assets was adjusted to zero.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: An auction was conducted on July 19th, 2012 of the remaining furnishings and office equipment.

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER: 4124321431

PURPOSE OF ACCOUNT: Operating

Ending Balance Per Bank Statement	$ -	
Plus Total Amount of Outstanding Deposits	$ -	
Minus Total Amount of Outstanding Checks and other debits	$ (2,850.86)	*
Minus Service Charges	$ -	
Ending Balance Per Check Register	$ (2,850.86)	**(a)

***Debit cards are used by** ______________________________

****If Closing Balance is negative, provide explanation:** ______________________________

Since this account is setup as a ZBA account, it is only funded when the checks are presented to the bank. The funds will be automatically transferred by the bank from the Master Funding account to the A/P account when a check is presented against the account. Accordingly any outstanding checks will reflect as a negative balance until the checks are presented to the bank.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

Account number: [redacted] ■ September 1, 2012 - September 30, 2012 ■

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$0.00	$242.08	-$242.08	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/04	7.04	ZBA Balance Account Transfer From 4124321423
	09/05	7.04	Hrtland Pmt Sys Hist Rtn 120905 650000003524157 Smf Energy Corporatio
	09/10	7.00	Hrtland Pmt Sys Adjustment 650000003524157 Smf Energy Corporatio
	09/10	107.00	ZBA Balance Account Transfer From 4124321423
	09/11	114.00	HeartIndpmtsys Hist Rtn 120911 17542 Smf Energy Corporation
		$242.08	**Total electronic deposits/bank credits**
		$242.08	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/04	7.04	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	09/05	7.04	ZBA Balance Account Transfer to 4124321423
	09/10	114.00	HeartIndpmtsys Receivable 090512 17542 Smf Energy Corporation
	09/11	114.00	ZBA Balance Account Transfer to 4124321423
		$242.08	**Total electronic debits/bank debits**
		$242.08	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	0.00	09/05	0.00	09/11	0.00
09/04	0.00	09/10	0.00		

Average daily ledger balance **$0.00**

ATTACHMENT 5A

CHECK REGISTER- OPERATING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER: **4124321431**

PURPOSE OF ACCOUNT: Operating

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
9/4/2012	ACH Debit	Heartland Payment Systems	Merchant Fees	$ 7.04
9/10/2012	ACH Debit	Heartland Payment Systems	Merchant Fees	114.00
TOTAL				$ 121.04
Stop payment issued:				
5/11/2012	100599	CT Corp. System	Professional fees	16,649.80
Total stop payments				**$ 16,649.80**

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm

NAME OF BANK: **Wells Fargo** BRANCH: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
FKA Streicher Mobile Fueling Inc.
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: 2000011121866

PURPOSE OF ACCOUNT: Payroll

Ending Balance per Bank Statement	$ 4,568.29	
Plus Total Amount of Outstanding Deposits	$ -	
Minus Total Amount of Outstanding Checks and other debits	$ -	*
Minus Service Charges	$ -	
Ending Balance Per Check Register	$ 4,568.29	**(a)

***Debit cards must not be issued on this account.**

**** If Closing Balance is negative, provide explanation:________________________________**

The following disbursements were paid in Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

Account number: [redacted] ■ September 1, 2012 - September 30, 2012 ■

WELLS FARGO

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

SMF ENERGY CORPORATION
FKA STREICHER MOBILE FUELING INC
DEBTOR IN POSSESSION
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$4,568.29	$0.00	$0.00	$4,568.29

Daily ledger balance summary

Date	*Balance*
08/31	4,568.29

Average daily ledger balance **$4,568.29**

(182)
Sheet Seq = 0023373
Sheet 00001 of 00001

ATTACHMENT 5B

CHECK REGISTER- PAYROLL ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

NAME OF BANK: **Wells Fargo** Branch: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
FKA Streicher Mobile Fueling Inc.
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: 2000011121866

PURPOSE OF ACCOUNT: Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
None				$ -
TOTAL				$ -

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - MASTER FUNDING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER: 4124321423

PURPOSE OF ACCOUNT: Master Funding Account

Ending Balance Per Bank Statement	$ 216,808.55	
Plus Total Amount of Outstanding Deposits	$ -	
Minus Total Amount of Outstanding Checks and other debits	$ -	*
Minus Service Charges	$ -	
Ending Balance Per Check Register	$ 216,808.55	**(a)

***Debit cards are used by** ______________________

****If Closing Balance is negative, provide explanation:**______________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$220,599.31	$1,782.24	-$5,573.00	$216,808.55

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/05	7.04	ZBA Funding Account Transfer From 4124321431
	09/06	35.20	ZBA Funding Account Transfer From 4124321456
	09/11	114.00	ZBA Funding Account Transfer From 4124321431
	09/11	426.00	ZBA Funding Account Transfer From 4124321456
	09/26	1,200.00	ZBA Funding Account Transfer From 4124321456
		$1,782.24	**Total electronic deposits/bank credits**
		$1,782.24	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/04	7.04	ZBA Funding Account Transfer to 4124321431
	09/05	35.20	ZBA Funding Account Transfer to 4124321456
	09/10	107.00	ZBA Funding Account Transfer to 4124321431
	09/10	424.00	ZBA Funding Account Transfer to 4124321456
	09/21	3,197.71	ZBA Funding Account Transfer to 2079940014538
	09/21	256.15	ZBA Funding Account Transfer to 4124321449

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/21	345.90	ZBA Funding Account Transfer to 4124321456
	09/25	1,200.00	ZBA Funding Account Transfer to 4124321456
		$5,573.00	**Total electronic debits/bank debits**
		$5,573.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	220,599.31	09/06	220,599.31	09/21	216,808.55
09/04	220,592.27	09/10	220,068.31	09/25	215,608.55
09/05	220,564.11	09/11	220,608.31	09/26	216,808.55

Average daily ledger balance **$219,279.61**

ATTACHMENT 5C

CHECK REGISTER- MASTER FUNDING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

NAME OF BANK: Wells Fargo Branch: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER: **4124321423**

PURPOSE OF ACCOUNT: Master Funding Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
None				$ -
TOTAL				$ - (d)

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - CASH COLLECTION ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER: 2000011121837

PURPOSE OF ACCOUNT: Cash Collection Account

Ending Balance Per Bank Statement	$	5,127,432.01	
Plus Total Amount of Outstanding Deposits	$	-	
Minus Total Amount of Outstanding Checks and other debits	$	-	*
Minus Service Charges	$	-	
Ending Balance Per Check Register	**$**	**5,127,432.01**	**(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

Account number: [redacted] ■ September 1, 2012 - September 30, 2012 ■

WELLS FARGO

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

SMF ENERGY CORPORATION
DBA STREICHER MOBILE FUELING INC
DEBTOR IN POSSESSION
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$5,136,604.96	$15,792.60	-$24,965.55	$5,127,432.01

Credits

Deposits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/11	2,987.87	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	09/28	12,804.73	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
		$15,792.60	**Total deposits**
		$15,792.60	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/28	24,965.55	Move Funds Smf 1837 to WF Bank NA 3723
		$24,965.55	**Total electronic debits/bank debits**
		$24,965.55	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	5,136,604.96	09/11	5,139,592.83	09/28	5,127,432.01

Average daily ledger balance **$5,137,380.79**

ATTACHMENT 5D

CHECK REGISTER- CASH COLLECTION ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER: 2000011121837

PURPOSE OF ACCOUNT: Cash Collection Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
None				
9/28/2012	ACH Debit	Wells Fargo	Move Funds	$ 24,965.55
TOTAL				$ 24,965.55

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: 2079940014538

PURPOSE OF ACCOUNT: Control Disbursement

Ending Balance Per Bank Statement	$ -	
Plus Total Amount of Outstanding Deposits	$ -	
Minus Total Amount of Outstanding Checks and other debits	$ -	*
Minus Service Charges	$ -	
Ending Balance Per Check Register	$ -	**(a)

***Debit cards are used by** ____________________

****If Closing Balance is negative, provide explanation:** ____________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Commercial Checking Account

Account number: [redacted] ■ September 1, 2012 - September 30, 2012 ■

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (164)
Controlled Disbursement-Savannah
301 Tryon Street
Charlotte, NC 28288

Account summary

Commercial Checking Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$0.00	$3,197.71	-$3,197.71	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/21	3,197.71	ZBA Balance Account Transfer From 4124321423
		$3,197.71	**Total electronic deposits/bank credits**
		$3,197.71	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/21	3,197.71	Client Analysis Srvc Chrg 120920 Svc Chge 0812 002079940014538
		$3,197.71	**Total electronic debits/bank debits**
		$3,197.71	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
08/31	0.00	09/21	0.00

Average daily ledger balance **$0.00**

(164)
Sheet Seq = 0009039
Sheet 00001 of 00001

ATTACHMENT 5E

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: **2079940014538**

PURPOSE OF ACCOUNT: Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
9/21/2012	ACH	Wells Fargo	Bank fees	$ 3,197.71
TOTAL				$ 3,197.71

ATTACHMENT 4F

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Bank of New York Mellon** BRANCH: **Pittsburgh, PA**

ACCOUNT NAME: **SMF Energy Corporation**
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: 92006885170465

PURPOSE OF ACCOUNT: Control Disbursement

Ending Balance Per Bank Statement	$	799,556.36	
Plus Total Amount of Outstanding Deposits		-	
Minus Total Amount of Outstanding Checks and other debits		(2,593.00)	*
Minus Service Charges		-	
Ending Balance Per Check Register	**$**	**796,963.36**	**(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

1000 SOUTH FEDERAL HIGHWAY
SUITE 200
FORT LAUDERDALE, FL 33316

Statement Period
September 1 - September 30, 2012

For Customer Service
Call 1-800-634-7734, Ext. 8
Email BMSBankingCenter@bms7.com

CONSOLIDATED BALANCE SUMMARY

	Maturity Date	Ending Balance Prior Period	Ending Balance This Period
CHECKING ACCOUNT			
[redacted]		$988,421.60	$799,556.36
Total		$988,421.60	$799,556.36

Important Information Regarding Your Account

NOVEMBER 12TH, VETERAN'S DAY, IS A BANK HOLIDAY AND BMS WILL REMAIN OPEN, ALTHOUGH THE BANK WILL BE CLOSED. ON NOVEMBER 22ND, THANKSGIVING DAY, BOTH BNYM AND BMS WILL BE CLOSED. ON BOTH HOLIDAYS, ANY BANKING TRANSACTIONS CONDUCTED WILL BE POSTED THE FOLLOWING BUSINESS DAY. THE BMS BANKING CENTER IS AVAILABLE MONDAY-FRIDAY FROM 8AM TO 8PM ET AT (800)634-7734, OPTION 8.

As of September 30, 2012, the funds for this case were on deposit in the following institutions as shown below:

First TN	$0.00	Zions First National Bank	$0.00
Union Bank	$64,575.91	New York Community	$249,500.00
Citi	$249,500.00	The Bank of New York Mellon	$235,980.45
		Grand Total:	**$799,556.36**

Printed: 10/16/12 02:16 PM

Bank Reconciliation Details

Trustee: SONEET R. KAPILA, CRO (290952)

Period End: 09/28/12

Case: 12-19084 - SMF ENERGY CORPORATION

Bank Account: [redacted]Checking Account)

Outstanding Item Reconciliation:	
Trustee Ledger Balance :	796,963.36
Less Deposits in Transit :	0.00
Add (Less) Net Outstanding Transfers :	0.00
Add Outstanding Checks :	2,593.00
Add (Less) Other Outstanding Items :	0.00
Adjusted Ledger Balance : (ledger balance excluding outstanding items)	**$799,556.36**
Bank Balance Through September 2012 :	$799,556.36

The Bank Balance is higher than the Trustee Ledger Balance by $2,593.00.

OCT 1 6

JRS

Outstanding Items Detail

Type	Ref.	Issued	Cleared / Stopped / Voided	Paid To	Amount
Check	1136	09/14/12	10/12/12 Cleared	SENTINEL BENFITS & FINANCIAL GROUP	(1,000.00)
Check	1153	09/24/12	10/02/12 Cleared	ABRAHAM TATIS	(115.50)
Check	1154	09/26/12	10/03/12 Cleared	KATHERINE SUTTON	(270.00)
Check	1155	09/26/12	10/02/12 Cleared	EULA REEVES	(210.00)
Check	1156	09/26/12	10/04/12 Cleared	TIM SHAW	(660.00)
Check	1157	09/26/12	10/03/12 Cleared	CHRISTINE WATTERS	(337.50)
				Outstanding Items Total :	**(2,593.00)**

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
September 1 - September 30, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY — **Account No. 92006885170465**

	Instances	Amount
Beginning Balance		$988,421.60
Deposits and Additions	4	$104,222.30
Withdrawals	46	$(293,087.54)
Ending Balance	50	$799,556.36

TRANSACTION DETAIL

Date	Description	Debits	Credits	Balance
09/05	CHECK # 0000001096	$(255.00)		$988,166.60
09/07	CHECK # 0000001116	$(122,841.41)		$865,325.19
09/07	CHECK # 0000001117	$(6,934.55)		$858,390.64
09/10	CHECK # 0000001120	$(9,385.20)		$849,005.44
09/10	CHECK # 0000001113	$(4,445.20)		$844,560.24
09/10	CHECK # 0000001115	$(1,008.00)		$843,552.24
09/10	CHECK # 0000001114	$(72.00)		$843,480.24
09/10	CHECK # 0000001124	$(60.00)		$843,420.24
09/11	CHECK # 0000001121	$(71,519.68)		$771,900.56
09/11	CHECK # 0000001118	$(25,560.56)		$746,340.00
09/11	CHECK # 0000001097	$(735.00)		$745,605.00
09/11	CHECK # 0000001122	$(607.50)		$744,997.50
09/11	CHECK # 0000001123	$(190.00)		$744,807.50
09/11	CHECK # 0000001128	$(88.65)		$744,718.85
09/12	CHECK # 0000001119	$(27,797.86)		$716,920.99
09/12	CHECK # 0000001131	$(765.23)		$716,155.76
09/13	DEPOSIT # 0000100012		$30,868.45	$747,024.21
09/17	CHECK # 0000001134	$(330.00)		$746,694.21
09/18	SUNTRUST BK ATLANTA ATLAN		$18,500.00	$765,194.21
09/18	CHECK # 0000001133	$(3,240.00)		$761,954.21
09/18	CHECK # 0000001126	$(1,500.00)		$760,454.21
09/18	CHECK # 0000001125	$(405.00)		$760,049.21
09/18	CHECK # 0000001129	$(74.07)		$759,975.14
09/18	CHECK # 0000001112	$(15.58)		$759,959.56
09/19	DEPOSIT # 0000100013		$6,304.59	$766,264.15
09/19	CHECK # 0000001110	$(682.50)		$765,581.65
09/19	CHECK # 0000001132	$(442.50)		$765,139.15
09/19	CHECK # 0000001108	$(250.00)		$764,889.15
09/19	CHECK # 0000001135	$(70.00)		$764,819.15
09/20	CHECK # 0000001111	$(77.39)		$764,741.76
09/21	CHECK # 0000001127	$(5,000.00)		$759,741.76
09/21	CHECK # 0000001109	$(960.00)		$758,781.76
09/21	CHECK # 0000001137	$(840.00)		$757,941.76
09/24	CHECK # 0000001130	$(1,856.46)		$756,085.30
09/24	CHECK # 0000001143	$(1,593.20)		$754,492.10
09/24	CHECK # 0000001141	$(510.91)		$753,981.19

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
September 1 - September 30, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY **Account No. 92006885170465**

TRANSACTION DETAIL CONTINUED

Date	Description	Debits	Credits	Balance
09/24	CHECK # 000001142	$(401.05)		$753,580.14
09/24	CHECK # 000001139	$(150.00)		$753,430.14
09/24	CHECK # 000001148	$(118.11)		$753,312.03
09/24	CHECK # 000001146	$(112.80)		$753,199.23
09/24	CHECK # 000001144	$(108.00)		$753,091.23
09/24	CHECK # 000001150	$(25.77)		$753,065.46
09/24	CHECK # 000001149	$(19.94)		$753,045.52
09/24	CHECK # 000001147	$(10.00)		$753,035.52
09/25	CHECK # 000001152	$(352.92)		$752,682.60
09/25	CHECK # 000001145	$(45.00)		$752,637.60
09/26	CHECK # 000001140	$(1,038.00)		$751,599.60
09/26	CHECK # 000001151	$(300.00)		$751,299.60
09/28	DEPOSIT # 0000100014		$48,549.26	$799,848.86
09/28	CHECK # 000001138	$(292.50)		$799,556.36
Totals		$(293,087.54)	$104,222.30	

(* Indicates a break in the check sequence) **CHECKS PAID IN NUMERIC ORDER**

Check No.	Date	Amount	Check No.	Date	Amount	Check No.	Date	Amount
1096	09/05	$255.00	1122	09/11	$607.50	1138	09/28	$292.50
1097	09/11	$735.00	1123	09/11	$190.00	1139	09/24	$150.00
1108 *	09/19	$250.00	1124	09/10	$60.00	1140	09/26	$1,038.00
1109	09/21	$960.00	1125	09/18	$405.00	1141	09/24	$510.91
1110	09/19	$682.50	1126	09/18	$1,500.00	1142	09/24	$401.05
1111	09/20	$77.39	1127	09/21	$5,000.00	1143	09/24	$1,593.20
1112	09/18	$15.58	1128	09/11	$88.65	1144	09/24	$108.00
1113	09/10	$4,445.20	1129	09/18	$74.07	1145	09/25	$45.00
1114	09/10	$72.00	1130	09/24	$1,856.46	1146	09/24	$112.80
1115	09/10	$1,008.00	1131	09/12	$765.23	1147	09/24	$10.00
1116	09/07	$122,841.41	1132	09/19	$442.50	1148	09/24	$118.11
1117	09/07	$6,934.55	1133	09/18	$3,240.00	1149	09/24	$19.94
1118	09/11	$25,560.56	1134	09/17	$330.00	1150	09/24	$25.77
1119	09/12	$27,797.86	1135	09/19	$70.00	1151	09/26	$300.00
1120	09/10	$9,385.20	1137 *	09/21	$840.00	1152	09/25	$352.92
1121	09/11	$71,519.68						

Total Checks Paid: $293,087.54

As of September 30, 2012, the funds for this account were on deposit in the following institutions as shown below:

First TN	$0.00	Zions First National Bank	$0.00
Union Bank	$64,575.91	New York Community	$249,500.00
Citi	$249,500.00	The Bank of New York Mellon	$235,980.45
		Grand Total:	**$799,556.36**

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

NAME OF BANK: **Bank of New York Mellon** BRANCH: **Pittsburgh, PA**

ACCOUNT NAME: **SMF Energy Corporation**
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: **92006885170465**

PURPOSE OF ACCOUNT: Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
9/6/2012	1122	CHRISTINE WATTERS	Payroll	$ 607.50
9/6/2012	1123	KATHERINE SUTTON	Payroll	190.00
9/6/2012	1124	KAREN HILL	Payroll	60.00
9/6/2012	1126	TIM SHAW	Payroll	1,500.00
9/6/2012	1125	EULA REEVES	Payroll	405.00
9/6/2012	1128	FEDEX	Shipping	88.65
9/6/2012	1127	PORT 1100, LLC	Rent	5,000.00
9/6/2012	1129	TIM SHAW	Expense Reimbursement	74.07
9/7/2012	1131	VAR RESOURCES	Records Storage	765.23
9/7/2012	1130	PEAK 10	IT - Co/Location	1,856.46
9/14/2012	1134	KAREN HILL	Payroll	330.00
9/14/2012	1133	TIM SHAW	Payroll	3,240.00
9/14/2012	1135	KATHERINE SUTTON	Payroll	70.00
9/14/2012	1132	CHRISTINE WATTERS	Payroll	442.50
9/14/2012	1136	SENTINEL BENFITS & FINANCIAL GROUP	Retainer for 401(k)	1,000.00
9/19/2012	1145	PUBLIC STORAGE	Rent	45.00
9/19/2012	1144	PUBLIC STORAGE	Rent	108.00
9/19/2012	1146	ADP, INC.	Payroll Fees	112.80
9/19/2012	1143	PUBLIC STORAGE	Rent	1,593.20
9/19/2012	1147	ADP, INC.	Payroll Fees	10.00
9/19/2012	1141	LEVEL 3 COMMUNICATIONS, LLC	Telephone Communications	510.91
9/19/2012	1142	ADP, INC.	payroll Fees	401.05
9/19/2012	1138	CHRISTINE WATTERS	Payroll	292.50
9/19/2012	1137	TIM SHAW	Payroll	840.00
9/19/2012	1139	EULA REEVES	Payroll	150.00
9/19/2012	1148	FEDEX	Shipping	118.11
9/19/2012	1140	AMERICAN STOCK & TRANSFER	Professional Fees - Transfer Agent	1,038.00
9/19/2012	1150	FEDEX	Shipping	25.77
9/19/2012	1149	FEDEX	Shipping	19.94
9/20/2012	1152	SPACE PLUS SELF STORAGE	Rent	352.92
9/20/2012	1151	EULA REEVES	Payroll	300.00
9/24/2012	1153	ABRAHAM TATIS	Payroll	115.50
9/26/2012	1157	CHRISTINE WATTERS	Payroll	337.50
9/26/2012	1155	EULA REEVES	Payroll	210.00
9/26/2012	1156	TIM SHAW	Payroll	660.00
9/26/2012	1154	KATHERINE SUTTON	Payroll	270.00
TOTAL				**$ 23,140.61**

ATTACHMENT 4G

INVESTMENTS ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
NONE	$ -	$ -		$ -
TOTAL				$ - (a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	**(Column 2)** Maximum Amount of Cash in Drawer/ Acct.	**(Column 3)** Amount of Petty Cash On Hand At End of Month	**(Column 4)** Difference between (Column 2) and (Column 3)
None			
TOTAL		$ -	(b)

For any Petty Cash Disbursement over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

See attached

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b) $ - (c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
			$ -		
None					
TOTAL			$ -		

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Record all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement of business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
NONE - All employees were terminated as of July 2012			

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period	0	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
See attached					

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
None			

☐ **Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.**

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

Insurance Policies/Certificates

Provider	Insurer	Type	Policy #	Expiration
Chubb Group of Insurance	Federal Insurance Company	Fiduciary Liability	8223-1483	12/11/2012
Hudson Insurance Group	Federal Insurance Company	Excess/DIC D&O Liability	HN-0303-3207	12/11/2012
Insurance Office of America	National Interstate Company	Commercial General Liab. & Auto - Pollution/Products & Contractual Labor	EFD4830315-00	10/1/2012

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Name of the Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 09/1/2012 and ending 09/30/2012

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (***attach closing statement***); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

On May 25, 2012 SMF Energy Corporation (the "Company") and its subsidiaries, H & W Petroleum Company, Inc., and SMF Services, Inc. (collectively, the "Debtors"), completed their previously announced sale of certain assets associated with the business of the Debtors in their various operating locations in the State of Texas and used in such operations as a going concern to Sun Coast Resources, Inc. ("Sun Coast") pursuant to the asset purchase agreement dated April 27, 2012 (the "Sun Coast Purchase Agreement"). In addition, the Debtors sold inventory and trucks for a purchase price of $1,792,474 and $520,000, respectively, to Sun Coast.

The Debtors also completed the sale of certain Vehicles Outside Texas (as defined in the Purchase Agreements) to On-Site Fuel Service, Inc., Reladyne LLC and Leader D.O.T. Services Inc. (together with Sun Coast, the "Purchasers") pursuant to asset purchase agreements (together with the Sun Coast Purchase Agreements, the "Purchase Agreements") with each individual Purchaser under the provisions of Section 363 of the U.S. Bankruptcy code (the "Bankruptcy Code") and approved by the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") on May 2, 2012 (the "Section 363 Sale"). The aggregate gross purchase price for the Section 363 Sale was $10,751,150. The Section 363 Sale was closed following the completion of an auction process supervised by the Bankruptcy Court in which the Purchasers emerged as the winning bidders. The Company used the proceeds of the Section 363 Sale to pay off its line of credit with Wells Fargo.

On October 16, 2012 the Bankruptcy Court approved the Debtor's Disclosure Statement.